REGISTRATION RIGHTS AGREEMENT

     THIS AGREEMENT is effective as of _____________, 2003, by and between HOUSTON AMERICAN ENERGY CORP., a Delaware corporation (the "Company") and _____________, a ______ corporation (the "Holder").

     WHEREAS,  on  even  date  herewith  the  parties  executed  that  certain
Subscription Agreement (the "Subscription Agreement") whereby the Company is proposing to issue and sell newly issued shares of the Company's common stock (the "Company Shares") to the Holder;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.     Registration Rights Available.  Pursuant to the terms and conditions
            -----------------------------
contained herein, and in the Subscription Agreement, the Company agrees to provide the Holder or any permitted assignee of the Holder (collectively, the "Holder") with the following registration rights with respect to the Company Shares and any other securities issued or issuable at any time or from time to time in respect of the Company Shares as a result of a stock split, stock dividend, merger, reorganization, recapitalization or other similar event involving the Company (collectively, the "Registrable Securities"): (a) one demand registration right by means of a shelf registration pursuant to Rule 415 promulgated under the Securities Act of 1933, as amended (the "Securities Act") (the "Shelf Registration Right"), and (b) the right to "piggyback" on a firm commitment underwritten offering of any securities of the Company (an "Underwritten Public Offering") other than the Registrable Securities (the "Piggyback Registration Rights"). The Shelf Registration Right and the Piggyback Registration Rights are hereinafter sometimes collectively referred to as the "Registration Rights."

     2.     Shelf  Registration  Right.  With  respect to the Shelf Registration
            --------------------------
Right,  the  parties  agree  as  follows:

          (a) Subject to the restrictions of Paragraph 2(b) below, within 60 days from the date hereof, the Company shall file with the United States
Securities and Exchange Commission (the "SEC") a registration statement on an appropriate form relating to the offer and sale of the Registrable Securities owned by the Holder (the "Registration Statement"). The Company agrees to cause the Registration Statement to become effective within 180 days from the date of its filing with the SEC. The Company further agrees to provide the Holder with notice of the filing of the Registration Statement and of the filing of any amendments or supplements thereto.

          (b) The Company agrees to maintain any Registration Statement with respect to the Shelf Registration Right in effect for nine months or completion of the offering, whichever is earlier.

          (c) In any offering pursuant to this paragraph that becomes effective and in which the Holder participates, the Company shall file all amendments and supplements under the Securities Act required for that purpose. In any offering pursuant to this paragraph, the


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Company will effect such qualification and compliance as may be so requested and as would permit or facilitate the distribution of the Registrable Securities, including, without limitation, registration under the Securities Act, appropriate qualifications under applicable blue sky or other state securities laws, appropriate compliance with any other governmental requirements and listing on a national securities exchange on which the Registrable Securities are then listed or any inter-dealer quotation system upon which the Registrable Securities may be quoted.

     3.     Piggyback  Registration  Rights.  With  respect  to  the  Piggyback
            -------------------------------
Registration Rights, the parties agree as follows:

          (a) Subject to Paragraph 3(b), the Company will (i) promptly give to the Holder written notice of any registration relating to an Underwritten Public Offering, and (ii) include in such registration (and related qualification under blue sky laws or other compliance) such of the Holder's Registrable Securities as are specified in the Holder's written request or requests, mailed in accordance with the terms of this Agreement within 30 days after the date of such written notice from the Company.

          (b) The right of the Holder to registration pursuant to the Registration Rights shall be conditioned upon the Holder's participation in such underwriting, and the inclusion of the Registrable Securities in the underwriting shall be limited to the extent provided herein. The Holder shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for the Underwritten Public Offering by the Company. Notwithstanding any other provision of this Agreement, if the managing underwriter determines that marketing factors require a limitation of the number of the Registrable Securities to be underwritten, the managing underwriter may limit some or all of the Registrable Securities that may be included in the registration and the Underwritten Public Offering as follows: the number of the Registrable Securities that may be included in the registration and the Underwritten Public Offering by the Holder shall be determined by multiplying the number of the shares of the Registrable Securities of all selling stockholders of the Company which the managing underwriter is willing to include in such registration and the Underwritten Public Offering times a fraction, the numerator of which is the number of the Registrable Securities requested to be included in such registration and the Underwritten Public Offering by the Holder, and the denominator of which is the total number of the Registrable Securities which all selling stockholders of the Company have requested to be included in such registration and the Underwritten Public
Offering. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocable to any such person to the nearest 100 shares. If the Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered not less than seven days before the effective date of the Underwritten Public Offering. Any of the Registrable Securities excluded or withdrawn from the Underwritten Public Offering shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 60 days after the effective date of the Registration
Statement relating thereto, or such other shorter period of time as the underwriters may require.

     4.     Registration  Procedure.  With  respect  to the Registration Rights,
            -----------------------
the  following  provisions  shall  apply:


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          (a)     The  Holder  shall  be obligated to furnish to the Company and the underwriters such information regarding the Registrable Securities and the proposed manner of distribution of the Registrable Securities as the Company and the underwriters may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein and shall otherwise cooperate with the Company and the underwriters in connection with such registration, qualification or compliance.

          (b) With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of any Restricted Securities as defined in Rule 144 ("Rule 144") promulgated under the Securities Act to the public without registration, the Company agrees to use its best lawful efforts to:

               (i) Make and keep public information available, as those terms are understood and defined in Rule 144 at all times during which the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

               (ii) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements); and

               (iii) So long as the Holder owns any Restricted Securities, to furnish to the Holder upon request a written statement from the Company as to its compliance with the reporting requirements of Rule 144 and with regard to the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing the Holder to sell any Restricted Securities without registration.

          (c) The Company agrees that it will furnish to the Holder such number of prospectuses meeting the requirements of Section 10(a)(3) of the Securities Act, offering circulars or other documents incident to any registration, qualification or compliance referred to herein as provided or, if not otherwise provided, as the Holder from time to time may reasonably request.

          (d) All expenses (except for any underwriting and selling discounts and commissions and legal fees for the Holder's attorneys) of any registrations permitted pursuant to this Agreement and of all other offerings by the Company (including, but not limited to, the expenses of any qualifications under the blue sky or other state securities laws and compliance with governmental requirements of preparing and filing any post-effective amendments required for the lawful distribution of the Registrable Securities to the public in connection with such registration, of supplying prospectuses, offering circulars or other documents) will be paid by the Company.

          (e) In connection with the preparation and filing of any Registration Statement under the Securities Act pursuant to this Agreement, the Company will give


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
the Holder and the Holder's attorneys and accountants the opportunity to participate in the preparation of any Registration Statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary to conduct a reasonable investigation within the meaning of the Securities Act.

          (f) The Company shall notify each Holder of Registrable Securities covered by a Registration Statement, during the time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     5.     Blackout  Period.  At  any  time  after  the  effective  date of the
            ----------------
Registration Statement, if the Company gives to the Holder a notice pursuant to Paragraph 4(f) hereof and stating that the Company requires the suspension by the Holder of the distribution of any of the Registrable Securities, then the Holder shall cease distributing the Registrable Securities for such period of time (the "Blackout Period"), not to exceed 120 days from the time notice is sent until the Company informs the Holder that the Blackout Period has been terminated. Upon notice by the Company to the Holder of such determination, the Holder will (a) keep the fact of any such notice strictly confidential, (b) promptly halt any offer, sale, trading or transfer of any of the Registrable Securities for the duration of the Blackout Period, and (c) promptly halt any use, publication, dissemination or distribution of each prospectus included within the Registration Statement, and any amendment or supplement thereto by it and any of its affiliates for the duration of the Blackout Period.

     6.     Lock-Up.  In  connection  with any Underwritten Public Offering, the
            -------
Holder agrees, if requested, to execute a lock-up letter addressed to the managing underwriter in customary form agreeing not to sell or otherwise dispose of the Registrable Securities owned by the Holder (other than any that may be included in the offering) for a period not exceeding 180 days.

     7.     Delay of Registration.  The Holder shall have any right to obtain or
            ---------------------
seek an injunction restraining or otherwise delaying any registration of the Registrable Securities as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

     8.     Indemnification by the Company.  In the event of any registration of
            ------------------------------
the Registrable Securities of the Company under the Securities Act, pursuant to the terms of this Agreement, the Company agrees to indemnity and hold harmless the Holder and each other person who participates as an underwriter in the offering or sale of the Registrable Securities against any and all claims, demands, losses, costs, expenses, obligations, liabilities, joint or several, damages, recoveries and deficiencies, including interest, penalties and attorneys' fees (collectively the "Claims"), to which the Holder or any such underwriter may become subject under the Securities Act or otherwise, insofar as the Claims or actions or proceedings, whether commenced or threatened, in respect thereto arise out of or are based on any untrue statement or alleged


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
untrue statement of any material fact contained in any Registration Statement under which the Holder's Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Holder and each such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any Claim or action or proceeding in respect thereto; provided that the Company shall not be liable in any such case to the extent that any Claim or action or proceeding in respect thereof or expense arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any such underwriter and survive the transfer of the Registrable Securities by the Holder.

     9.     Indemnification  by  the  Holder.  The  Company  may  require,  as a
            --------------------------------
condition to including the Registrable Securities in any Registration Statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from the Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Paragraph 8 hereof) the Company, each director and officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from the Registration Statement, any preliminary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by the Holder specifically stating that it is for use in the preparation of the Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Notwithstanding the foregoing, the maximum liability hereunder which the Holder shall be required to suffer shall be limited to the net proceeds to the Holder from the Registrable Securities sold by the Holder in any such offering. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of the Registrable Securities by the Holder.

     10.     Notice  of  Claims.  Promptly after receipt by an indemnified party
             ------------------
of notice of the commencement of any action or proceeding involving a Claim, such indemnified party will, if a Claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Agreement except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnifying party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of a Claim the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such


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
indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of a Claim.

     11.     Indemnification  Payments.  The  indemnification  required  by this
             -------------------------
Agreement shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     12.     Assignment of Registration Rights.  The rights to cause the Company
             ---------------------------------
to register Registrable Securities pursuant to this Agreement may be assigned by the Holder to a transferee or assignee of such securities who shall, upon such transfer or assignment, be deemed a Holder under this Agreement; provided that the Company is furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which the Registration Rights are being assigned; provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and that such transferee or assignee is either (a) a member of the immediate family or a trust for the benefit of any Holder that is an individual or (b) a transferee or assignee that after the transfer or assignment holds all of the Registrable Securities.

     13.     Termination of this Agreement.  This Agreement shall terminate with
             -----------------------------
respect to the Holder (a) when all of the Registrable Securities have been registered as provided herein, or (b) two years from the date hereof, whichever shall occur first.

     14.     Conflict.  Notwithstanding  anything  herein  contained  to  the
             --------
contrary,  in  the  event  of any conflict between the terms of the Subscription
Agreement or this Agreement, the terms of the Subscription Agreement shall control.

     15.     Attorney's  Fees.  In the event that it should become necessary for
             ----------------
any party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants herein contained, the parties hereby covenant and agree that the party who is found to be in violation of said covenants shall also be liable for all reasonable attorney's fees and costs of court incurred by the other party hereto.

     16.     Governing  law;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of Texas, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court in Harris County, Texas, as well as of the District Courts of the State of Texas in Harris County, Texas over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such


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mediation,  arbitration,  suit,  action or proceeding brought in such county has been  brought  in  an  inconvenient  forum.

     17.     Arbitration.  Any  controversy  or claim arising out of or relating
             -----------
to this Agreement, or the breach, termination, or validity thereof, shall be settled by final and binding arbitration in accordance with the Commercial
Arbitration Rules of the American Arbitration Association ("AAA Rules") in effect as of the effective date of this Agreement. The American Arbitration Association shall be responsible for (a) appointing a sole arbitrator, and (b) administering the case in accordance with the AAA Rules. The situs of the arbitration shall be Houston, Texas. Upon the application of either party to this Agreement, and whether or not an arbitration proceeding has yet been initiated, all courts having jurisdiction hereby are authorized to (x) issue and enforce in any lawful manner, such temporary restraining orders, preliminary injunctions and other interim measures of relief as may be necessary to prevent harm to a party's interest or as otherwise may be appropriate pending the conclusion of arbitration proceedings pursuant to this Agreement, and (y) enter and enforce in any lawful manner such judgments for permanent equitable relief as may be necessary to prevent harm to a party's interest or as otherwise may be appropriate following the issuance of arbitral awards pursuant to this Agreement. Any order or judgment rendered by the arbitrator may be entered and enforced by any court having competent jurisdiction.

     18.     Benefit.  All  the  terms and provisions of this Agreement shall be
             -------
binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective successors and permitted assigns. Notwithstanding anything herein contained to the contrary, the Company shall have the right to assign this Agreement to any party without the consent of the Holder.

     19.     Notices.  All  notices, requests and other communications hereunder
             -------
shall be in writing and shall be deemed to have been duly given at the time of receipt if delivered by hand or communicated by electronic transmission, or, if mailed, three days after deposit in the United States mail, registered or certified, return receipt requested, with postage prepaid and addressed to the party to receive same, if to the Company, addressed to Mr. John F. Terwilliger at 801 Travis, Suite 2020, Houston, Texas 77002, telephone (713) 222-6966, fax
(713) 222-6440, and e-mail jft@houstonamericanenergy.com; and if to the Holder, addressed to Mr. _____ at _________, telephone (___) ________, fax (___)
_________, and e-mail ____@_____.com; provided, however, that if either party shall have designated a different address by notice to the other given as provided above, then any subsequent notice shall be addressed to such party at the last address so designated.

     20.     Construction.  Words  of any gender used in this Agreement shall be
             ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.


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     21.     General Assurances.  The parties agree to execute, acknowledge, and
             ------------------
deliver all such further instruments, and do all such other acts, as may be necessary or appropriate in order to carry out the intent and purposes of this Agreement.

     22.     Construction  of  Agreement.  The  parties  hereto  acknowledge and
             ---------------------------
agree that neither this Agreement nor any of the other documents executed in connection herewith shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that each of the parties hereto contributed substantially to the negotiation and preparation of this Agreement and the documents executed in connection herewith.

     23.     No  Third Party Beneficiaries.  Except as otherwise expressly forth
             -----------------------------
in this Agreement, no person or entity not a party to this Agreement shall have rights under this Agreement as a third party beneficiary or otherwise.

     24.     Incorporation  by  Reference.  Any  agreement referred to herein is
             ----------------------------
hereby  incorporated  into  this  Agreement  by  this  reference.

     25.     Waiver.  No  course  of  dealing on the part of any party hereto or
             ------
its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     26.     Cumulative Rights.  The rights and remedies of any party under this
             -----------------
Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     27.     Invalidity.  In  the  event  any  one  or  more  of  the provisions
             ----------
contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     28.     Excusable  Delay.  None of the parties hereto shall be obligated to
             ----------------
perform and none shall be deemed to be in default hereunder, if the performance of a non-monetary obligation is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, acts of terrorists, wars or war-like action (whether actual, impending or expected and whether de jure or de facto), arrest or other restraint of government (civil or military), blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the


                                        8
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kind herein enumerated, or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     29.     Time  of  the  Essence.  Time  is of the essence of this Agreement.
             ----------------------

     30.     Headings.  The  headings used in this Agreement are for convenience
             --------
and reference only and in no way define, limit, simplify or describe the scope or intent of this Agreement, and in no way effect or constitute a part of this Agreement.

     31.     Multiple  Counterparts.  This  Agreement  may be executed in one or
             ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     32.     Entire  Agreement.  This instrument, together with the Subscription
             -----------------
Agreement, contains the entire understanding of the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.


                                 HOUSTON AMERICAN ENERGY CORP.



                                 By
                                   ---------------------------------------
                                   John F. Terwilliger, President


                                 ---------------------------------------

                                 By
                                   ---------------------------------------
                                   __________________,  President


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